UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
May 31, 2005

(Date of Earliest Event Reported: May 24, 2005)

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

At the Annual Meeting of Stockholders of the El Paso Corporation (“El Paso”) held on May 26, 2005 (the “Annual Meeting”), our stockholders voted upon and approved the El Paso Corporation 2005 Compensation Plan for Non-Employee Directors and the El Paso Corporation 2005 Omnibus Incentive Compensation Plan.  A description of each plan and additional information concerning the plans was included in our proxy statement relating to the Annual Meeting filed with the Securities and Exchange Commission on March 31, 2005 (the “Proxy Statement”).  The El Paso Corporation 2005 Compensation Plan for Non-Employee Directors is attached as Exhibit 10.A and the El Paso Corporation 2005 Omnibus Incentive Compensation Plan is attached as Exhibit 10.B to this Current Report on Form 8-K. Additional information concerning the voting results for the approval of each of the plans is contained in Item 8.01 Other Information of this Current Report on Form 8-K.

Also at the Annual Meeting, the stockholders elected Robert F. Vagt as a new non-management director, who will receive compensation from El Paso as described under the heading “2004 Compensation for Non-Employee Directors” in the Proxy Statement.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective at the Annual Meeting, John M. Bissell retired from the El Paso Board of Directors at the age of 74, after serving as a director since 2001. Mr. Bissell also served on the Compensation and Audit Committees of the Board of Directors. Mr. Bissell reached the mandatory retirement age pursuant to El Paso’s Corporate Governance Guidelines and did not stand for reelection.

All of our other incumbent directors stood for reelection and we added one new nominee, Robert F. Vagt, who is “independent” under the listing standards of the New York Stock Exchange and will serve on the Governance & Nominating and Finance Committees. Each director is elected annually to serve for a one-year term and until his successor has been duly elected and shall qualify. Additional information concerning the voting results for each of the twelve directors nominated and elected is contained in Item 8.01 Other Information of this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On May 26, 2005, we filed with the Secretary of State of the State of Delaware (the “Secretary of State”) an Amended and Restated Certificate of Incorporation to incorporate the changes contained in the Certificate of Designations of 4.99% Convertible Perpetual Preferred Stock (the “Certificate of Designations”), which was filed with the Secretary of State on April 14, 2005.  A description of the Certificate of Designations is contained in our Current Report on Form 8-K filed with the SEC on April 15, 2005 and is incorporated herein by reference.  A copy of the Second Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.A.

Item 8.01 Other Information.

Annual Meeting Results

Proposals presented for a stockholders’ vote at the Annual Meeting included the election of twelve directors, the approval of the El Paso Corporation 2005 Compensation Plan for Non-Employee Directors and the El Paso Corporation 2005 Omnibus Incentive Compensation Plan, and the ratification of the appointment of PricewaterhouseCoopers LLP as independent certified public accountants for the fiscal year 2005.

Each of the twelve incumbent directors nominated by El Paso was elected with the following voting results:

Nominee	FOR	WITHHELD
Juan Carlos Braniff	485,595,368	88,809,979
James L. Dunlap	541,603,167	32,802,181
Douglas L. Foshee	543,249,311	31,156,036
Robert W. Goldman	542,550,733	31,854,615
Anthony W. Hall Jr	542,862,204	31,543,144
Thomas R. Hix	542,674,189	31,731,159
William H. Joyce	467,120,817	107,284,531
Ronald L. Kuehn, Jr.	538,531,144	35,874,204
J. Michael Talbert	541,856,536	32,548,812
Robert F. Vagt	543,436,611	30,968,737
John L. Whitmire	542,343,901	32,061,447
Joe B. Wyatt	542,582,667	31,822,681

The proposals to approve the El Paso Corporation 2005 Compensation Plan for Non-Employee Directors and the El Paso Corporation 2005 Omnibus Incentive Compensation Plan were adopted with the following voting results:

	FOR	AGAINST	ABSTAIN
Proposal to approve the El Paso Corporation 2005 Compensation Plan for Non-Employee Directors	406,537,306	31,591,247	5,942,757
Proposal to approve the El Paso Corporation 2005 Omnibus Incentive Compensation Plan	379,557,767	58,362,022	6,151,522

The appointment of PricewaterhouseCoopers LLP as El Paso’s independent certified public accountants for the fiscal year 2005 was ratified with the following voting results:

	FOR	AGAINST	ABSTAIN
Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent certified public accountants	488,435,384	81,459,708	4,510.255

Securities and Exchange Commission Subpoena - Production Hedges

On May 24, 2005, we received a subpoena from the U.S. Securities and Exchange Commission ("SEC") requesting the production of documents related to certain hedges of our natural gas and oil production. This subpoena follows an informal inquiry initiated by the SEC in June 2002 regarding the issue of round trip trades. We complied with the SEC’s request for information in connection with the prior inquiry and intend to cooperate with the SEC investigation of this matter.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

3.A	Second Amended and Restated Certificate of Incorporation
10.A	El Paso Corporation 2005 Compensation Plan for Non-Employee Directors
10.B	El Paso Corporation 2005 Omnibus Incentive Compensation Plan

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ Jeffrey I. Beason
Jeffrey I. Beason
Senior Vice President and Controller
(Principal Accounting Officer)

 Dated:  May 31, 2005

EXHIBIT INDEX

Exhibit No.	Description

3.A	Second Amended and Restated Certificate of Incorporation
10.A	El Paso Corporation 2005 Compensation Plan for Non-Employee Directors
10.B	El Paso Corporation 2005 Omnibus Incentive Compensation Plan